Exhibit 99.8

AGREEMENT dated and to be effective as of the 1st day of January, 1962, among HENRY W. KLEIN, residing at Sterling Road (no street number), Harrison, New York (herein called the “Agent”), and others who by subscribing their names hereto become parties hereto (herein called the “Participants”).

W  I  T  N  E  S  S   E  T  H:

WHEREAS, Empire State Building Associates, a partnership (herein called “the partnership”) holds a Master Lease of the Land and building (herein called the “premises”) known as the Empire State Building, located at 350 Fifth Avenue, New York, New York, under which Master Lease The Prudential Insurance Company of America is the Lessor; and

WHEREAS, the premises are subject to an Operating Sublease held by Empire State Building Company, as Sublessee; and

WHEREAS, the Agent owns a one-third (1/3) interest in the partnership, which was organized pursuant to an agreement among Lawrence A. Wien, Henry W. Klein and Peter L. Malkin, dated July 11, 1961, and which partnership interest is herein called “The Property”; and

WHEREAS, the parties wish to establish the ownership of The Property and to define their rights and obligations with respect thereto.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.	A joint venture is hereby formed for the ownership of The Property. It is acknowledged that for all purposes of this agreement the contribution of each Participant to the capital of the partnership (herein called “capital contribution”) and his fractional interest in The Property are as set forth below opposite his signature.

2.	The joint venture shall continue until The Property shall have been disposed of, and shall not be interrupted by the act, bankruptcy, death or dissolution of any Participant, the assignment (whether by operation of law or otherwise) of any interest of any Participant hereunder, the appointment of a successor to the Agent, or any other cause.

3.	The Agent shall comply with the terms of the aforementioned partnership agreement, and shall act, without compensation, as agent for the joint venture in the ownership of The Property. Any action taken by him with respect thereto, subject to the terms of this agreement, shall bind the joint venture. Beginning January 1, 1962, the Participants shall share proportionately in all profits and losses arising from the ownership of The Property, and in any liabilities incurred by the Agent in good faith and not in contravention of the terms of this agreement. No participant shall be personally liable for any liability incurred prior to January 1, 1962. However, the capital of the Participants shall be subject to reduction in proportion to their respective fractional interests on account of any loss or liability incurred at any time by the Agent in connection with the ownership of The Property.

4.	The Agent shall not agree to sell, mortgage or transfer The Property of the Master Lease, nor to renew or modify the Master Lease, nor to make or modify any mortgage thereon, nor to make or modify any sublease affecting the premises, nor to convert the partnership to a real estate investment trust, a corporation or any other form of ownership, nor to dispose of any partnership asset in any manner without the consent of all of the Participants.

5.	This agreement may be modified or amended with the consent of all of the Participants.

6.	It is acknowledged that the Agent has the power, as a partner in the partnership, to dissolve the partnership. If he exercises such power without obtaining the prior written consent of all the Participants, he shall be personally liable for any damages sustained by the Participants. Any dissolution of the partnership caused by the act of the Agent shall effect a dissolution of the joint venture.

7.	If the consents of Participants owning at least eight percent (80%) of The Property have been obtained with respect to any matter referred to in paragraphs 4, 5 and 6 hereof, the Agent or his designee (herein called “Purchaser”) shall have the right to purchase the interest in The Property of any Participant who has not duly given such consent (and, if the Participant is not an individual, has not furnished evidence of authority for giving such consent) within ten (10) days after the mailing by the Agent of a written request therefore, by certified or registered mail. The price shall be the lesser of (i) the capital contribution of such Participant, less any repayment thereof to the date of the deposit in escrow, described below, or (ii) the value of the interest as a fractional interest in The Property with its rights and obligations as set forth in this agreement rather than as a direct interest in the premises. Such Participant and the Purchaser shall agree on such value, and if they fail to so agree within fifteen (15) days after the sale and transfer of the interest shall be effected as provided in the following subparagraph of this paragraph 7, the dispute as to the value shall be determined by arbitration in accordance with the provisions of paragraph 12 hereof. Under no circumstances shall the purchase price be less than $100.

The sale and transfer to the Purchaser of the interest of such Participant shall be effected by the deposit in escrow by the Purchaser with Wien, Lane & Klein, Esqs., 60 East 42nd Street, New York, New York, at any time within ninety (90) days after the aforesaid ten day period, of the net amount specified in subsection (i) of this paragraph 7. The Agent is hereby irrevocably appointed attorney-in-fact for such Participant to execute any papers and to make any other action necessary to evidence such sale and transfer. The Purchaser shall then accept the transfer in writing, and shall thereupon be a member of the joint venture with the same rights and obligations as such Participant. If the value referred to in subsection (ii) of this paragraph 7 (herein called the “agreed value”) is higher than the amount of the escrow deposit the escrow agent shall promptly mail, by certified or registered mail, a certified check in the amount of such deposit directed to such non-consenting Participant at his last known address. If the agreed value is lower than the amount of the escrow deposit, then the escrow agent shall promptly so mail, by certified or registered mail, a certified check in an amount equal to the agreed value to the Participant, and shall refund the balance of the escrow deposit to the Purchaser.

8.	Except as provided in paragraph 6 hereof, the Agent shall not be personally liable for any act performed in good faith on or after January 1, 1962, nor for any obligation arising on or after January 1, 1962, unless due to the Agent’s willful misconduct, gross negligence or unless arising out of any liabilities under the Securities Act of 1933. The Participants shall indemnify the Agent in proportion to their interests in The Property against any loss or liability to which the Agent may be subjected by reason of acting as Agent hereunder. Such indemnity shall not apply, however, to any loss or liability resulting from obligations incurred at any time in bad faith or in contravention of the terms of this agreement.

9. A.	If the Agent shall desire to terminate his agency, or is he shall be removed as such in the manner provided below, the Agent shall, upon accounting to his successor for all funds which have previously come into his possession, be discharged from all further liability as Agent.

B.	The Agent may be removed by the written direction of Participants owning at least three-fourths (3/4) of The Property.

C.	In the event of the resignation, removal, death, incompetency or other disability of the Agent during the continuance of the joint venture, the following persons, in the order stated, shall succeed him as a member of the partnership and act as his successor hereunder:

(1)	Alvin S. Lane, residing at 5204 Delafield Avenue, Riverdale, New York;

(2)	Alvin Silverman, residing at 110 Redwood Drive, Roslyn, New York;

(3)	Fred Linden, residing at 390 First Avenue, New York, New York;

(4)	Ivan Shapiro, residing at 525 East 66th Street, New York, New York;

(5)	Harold L. Strudler, residing at 345 East 52nd Street, New York, New York;

(6)	Robert L. Weissman, residing at 6 Oak Ridge Road, White Plains, New York;

(7)	Ralph W. Felsten, residing at 36-18 203rd Street, Bayside, New York;

(8)	Any person of full age designated in writing by Participants owning at least three-fourths (3/4) of The Property.

Each successor shall have the same rights and obligations as the Agent named herein. Any person who shall be acting as an Agent pursuant to any other agreement relating to a partnership interest in the partnership shall be disqualified from acting as Agent hereunder.

D.	Simultaneously with the execution of this agreement, the Agent shall execute an assignment of The Property and of his right, title and interest, if any, in and to the Master Lease, leaving blank the name of the assignee. Such assignment shall be deposited in escrow, together with the original copy of this agreement, with Wien, Lane & Klein, Esqs. Upon the appointment of a successor to the Agent, the name of such successor shall be inserted in the assignment and the escrow shall be released. The successor shall thereupon simultaneously execute an assignment for use by his successor in the same manner.

10. A.	The sale or transfer of the interest of any Participant hereunder, except pursuant to paragraph 7 hereof, shall not be valid unless: (i) the transferee is an individual of full age or a trust, corporation, firm or other entity; (ii) duplicate originals of appropriate written instruments evidencing such sale and transfer are delivered to the Agent for deposit with the original copy of this agreement; (iii) the transferee shall accept the transfer in writing; and (iv) such instruments are delivered to the Agent as he may require to evidence the authority of the transferee to accept the transfer. If the transferee complies with these requirements, he shall be a member of the joint venture with the same rights and obligations as the transferor.

B.	No Participant, other than the Agent, shall during his lifetime voluntarily sell or transfer a part of his interest in The Property; provided, however, that a Participant who holds an interest in The Property representing a capital contribution of more than $10,000 may sell or transfer a part interest representing a capital contribution of $10,000, or any larger part interest which is a multiple of an interest representing a capital contribution of $5,000.

11.	Any Participant may designate any individual of full age or any trust, corporation, firm or other entity to succeed his, upon his death, as a member of the joint venture. Such designation shall be made in the Last Will and Testament of the decease Participant, or if not so made, the executor or administrator of the deceased Participant’s estate shall make and deliver such designation. In either event, the executor or administrator shall also deliver such other instruments as the Agent may require to evidence the transfer of the deceased Participant’s interest to the designee and the authority of the designee to accept such designation. Any such designee shall qualify as a successor by accepting such designation in writing, and shall thereupon be a member of the joint venture with the same rights and obligations as the deceased Participant.

In the event that any Participant dies and no successor for him is qualified within eight (8) months thereafter, the surviving Participants may purchase the interest of the deceased Participant hereunder within ninety (90) days after the Agent receives notice of the expiration of such eight (8) months’ period. The surviving Participants desiring to exercise such option to purchase shall share in such purchase in the same proportion as the fractional interest of each bears to their total fractional interests. The price shall be the amount of the capital contribution of the deceased Participant, less any repayment thereof to the date of death, but under no circumstances shall such price be less than $100. The Agent is hereby irrevocably appointed attorney-in-fact for the deceased Participant to execute any papers and to take any other action necessary to evidence such sale and transfer. The purchasing Participants shall accept the transfer in writing, and thereupon, the sale and transfer shall be complete.

12.	Any dispute arising out of or regarding this agreement or The Property shall be determined by arbitration in the City of New York, in accordance with the rules of the American Arbitration Association then in effect, and such decision shall be binding upon all of the parties.

13.	This agreement shall inure to the benefit of and be binding upon the heirs, legal representatives, successors and assigns of the parties.

14.	It is understood that the only purpose of the partnership is the ownership of the Master Lease, and it is intended that the partnership at no time operate the premises. In the event of any termination of the Operating Sublease or any subsequent Sublease, the Agent is hereby authorized and directed, and the Agent hereby agrees, to cause the premises to be resublet immediately to a corporation or other entity wholly owned by the then partners in the partnership. Such new Sublease shall be on the same terms and conditions as the Sublease which had theretofore terminated, except that the term thereof shall be from month to month. In executing the new Sublease, Sublessee shall be acting for its own account and not as agent for, or on behalf of, the partnership or the Participants. Upon execution of the new Sublease, Agent shall notify all Participants thereof and shall advise the Participants of the reason for termination of the prior Sublease. The new Sublease shall be cancelled and replaced at such time as the consent to other Sublease arrangements shall be obtained from Participants.

15.	This agreement and the joint venture created hereby shall be governed by the laws of the State of New York.

16.	This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute a single agreement.

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.

Agent /s/ Henry W. Klein Henry W. Klein

Participants	Capital Contribution	Fractional Interest

/s/ Lawco Realty Corporation Peter L. Malkin, V. Pres.	$3,500,000.00	350/1100

/s/ Kirkeby Corporation Ralph E. Hannsman, V. Pres.	$1,670,000.00	167/1100

/s/ Colossus, Inc. Harry B. Helmsley, Pres.	$1,330,000.00	133/1100

/s/ Francis S. Lavien Francis S. Lavien	$670,000.00	67/1100

/s/ Martin Weiner Realty Corporation Martin Weiner, Pres.	$330,000.00	33/1100

/s/ Lucille Eisenberg Lucille Eisenberg	$50,000.00	5/1100

/s/ Mary Marder Mary Marder	$40,000.00	4/1100

/s/ Bernard Novack Bernard Novack	$40,000.00	4/1100

/s/ Theodore F. Rose Theodore F. Rose	$40,000.00	4/1100

/s/ Jess J. Weiner Jess J. Weiner	$30,000.00	3/1100

/s/ Theodore M. Heller Theodore M. Heller	$25,000.00	5/2200

/s/ Larry L. Aldrich Larry L. Aldrich	$20,000.00	2/1100

Participants	Capital Contribution	Fractional Interest

/s/ Leonard Bellanca Leonard Bellanca	$20,000.00	2/1100

/s/ Fanny Bisberg Fanny Bisberg	$20,000.00	2/1100

/s/ Leon M. Broido Leon M. Broido	$20,000.00	2/1100

/s/ Harold Cowan Harold Cowan	$20,000.00	2/1100

/s/ Sophie F. Edelman Sophie F. Edelman	$20,000.00	2/1100

/s/ Lilian Elias Lilian Elias	$20,000.00	2/1100

/s/ Sidney C. Fried Sidney C. Fried	$20,000.00	2/1100

/s/ Leroy Furman Leroy Furman	$20,000.00	2/1100

/s/ Harry B. Helmsley Harry B. Helmsley	$20,000.00	2/1100

/s/ Sherman H. Kaminshine Sherman H. Kaminshine	$20,000.00	2/1100

/s/ David B. Levine David B. Levine	$20,000.00	2/1100

/s/ Elias Meltzer Elias Meltzer	$20,000.00	2/1100

/s/ Jacob Press Co., Inc. Jacob Press, Pres.	$20,000.00	2/1100

/s/ Eva Rosencrans Eva Rosencrans	$20,000.00	2/1100

/s/ Lillian Schreibstein Lillian Schreibstein	$20,000.00	2/1100

/s/ Dora Shalita Dora Shalita	$20,000.00	2/1100

Participants	Capital Contribution	Fractional Interest

/s/ Jacques Sprey Jacques Sprey	$20,000.00	2/1100

/s/ Dave Stern Dave Stern	$20,000.00	2/1100

/s/ Ben Torop Ben Torop	$20,000.00	2/1100

/s/ Moe Weinstein Moe Weinstein	$20,000.00	2/1100

/s/ Irving Wolpow Irving Wolpow	$20,000.00	2/1100

/s/ Lucille M. Covill Lucille M. Covill	$15,000.00	3/2200

/s/ Carol Weiner Miller Carol Weiner Miller	$15,000.00	3/2200

/s/ Sylvia Mishkin Sylvia Mishkin	$15,000.00	3/2200

/s/ Ida Wiernik Ida Wiernik	$15,000.00	3/2200

/s/ George D. Alaimo George D. Alaimo	$10,000.00	1/1100

/s/ May Albert May Albert	$10,000.00	1/1100

/s/ Joseph Anselmo Joseph Anselmo	$10,000.00	1/1100

/s/ Irving L. Applebaum Irving L. Applebaum	$10,000.00	1/1100

/s/ Abou S. Bailis Abou S. Bailis	$10,000.00	1/1100

/s/ Joseph Barnett Joseph Barnett	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Edwin Beck Edwin Beck	$10,000.00	1/1100

/s/ Josephine Bellanca Josephine Bellanca	$10,000.00	1/1100

/s/ Sidney J. Berk Sidney J. Berk	$10,000.00	1/1100

/s/ Irving Berman Irving Berman	$10,000.00	1/1100

/s/ Ben Bernstein Ben Bernstein	$10,000.00	1/1100

/s/ Deana N. Bezark Deana N. Bezark	$10,000.00	1/1100

/s/ Joseph Biletch Joseph Biletch	$10,000.00	1/1100

/s/ Sondra Birdt Sondra Birdt	$10,000.00	1/1100

/s/ Sadie Birkhahn Sadie Birkhahn	$10,000.00	1/1100

/s/ Ruth P. Birkhahn Ruth P. Birkhahn	$10,000.00	1/1100

/s/ Laura Blechman Laura Blechman	$10,000.00	1/1100

/s/ Vera Bleier Vera Bleier	$10,000.00	1/1100

/s/ Mae Borison Mae Borison	$10,000.00	1/1100

/s/ Jacob Brilliant Jacob Brilliant	$10,000.00	1/1100

/s/ Alvin Broido Alvin Broido	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Mortimer Brown Mortimer Brown	$10,000.00	1/1100

/s/ Stella Hattie Browner Stella Hattie Browner	$10,000.00	1/1100

/s/ John Burton John Burton	$10,000.00	1/1100

/s/ Nina Caligor Nina Caligor	$10,000.00	1/1100

/s/ Minnie Casten Minnie Casten	$10,000.00	1/1100

/s/ James L. Clifford James L. Clifford	$10,000.00	1/1100

/s/ D. Leonard Cohen D. Leonard Cohen	$10,000.00	1/1100

/s/ Rachel Cohen Rachel Cohen	$10,000.00	1/1100

/s/ Yetta Cohen Yetta Cohen	$10,000.00	1/1100

/s/ Perry Cumsky Perry Cumsky	$10,000.00	1/1100

/s/ Celia Cutler Celia Cutler	$10,000.00	1/1100

/s/ George D. Dambassis George D. Dambassis	$10,000.00	1/1100

/s/ E. W. Kenyon Davies E. W. Kenyon Davies	$10,000.00	1/1100

/s/ William J. Davis William J. Davis	$10,000.00	1/1100

/s/ Stanley R. Dean Stanley R. Dean	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Walter H. Deiches Walter H. Deiches	$10,000.00	1/1100

/s/ Fanny Dickstein Fanny Dickstein	$10,000.00	1/1100

/s/ Anna C. Donnenberg Anna C. Donnenberg	$10,000.00	1/1100

/s/ Joseph H. Donnenberg Joseph H. Donnenberg	$10,000.00	1/1100

/s/ Jane Doubilet Jane Doubilet	$10,000.00	1/1100

/s/ Katherine K. Dubose Katherine K. Dubose	$10,000.00	1/1100

/s/ Genevieve A. Edwards Genevieve A. Edwards	$10,000.00	1/1100

/s/ Ira Ehrlich Ira Ehrlich	$10,000.00	1/1100

/s/ Jeanne Z. Eilen Jeanne Z. Eilen	$10,000.00	1/1100

/s/ Ben Ellner Ben Ellner	$10,000.00	1/1100

/s/ Louis Engle Louis Engle	$10,000.00	1/1100

/s/ David Epstein David Epstein	$10,000.00	1/1100

/s/ Samy Ernest Samy Ernest	$10,000.00	1/1100

/s/ David Feldman David Feldman	$10,000.00	1/1100

/s/ Norman Fendell Norman Fendell	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Adolph Fine Adolph Fine	$10,000.00	1/1100

/s/ Benjamin Fingaroot Benjamin Fingaroot	$10,000.00	1/1100

/s/ Gloria Fingerhut Gloria Fingerhut	$10,000.00	1/1100

/s/ Louis Fogel Louis Fogel	$10,000.00	1/1100

/s/ Angeline Frank Angeline Frank	$10,000.00	1/1100

/s/ Julian Frankel Julian Frankel	$10,000.00	1/1100

/s/ Myron Frankel Myron Frankel	$10,000.00	1/1100

/s/ Albert C. Franks Albert C. Franks	$10,000.00	1/1100

/s/ Herman Franks Herman Franks	$10,000.00	1/1100

/s/ Corrado Fraraccio Corrado Fraraccio	$10,000.00	1/1100

/s/ Etta Freedman Etta Freedman	$10,000.00	1/1100

/s/ Louise M. Freund Louise M. Freund	$10,000.00	1/1100

/s/ Louis Friedman Louis Friedman	$10,000.00	1/1100

/s/ Sarah M. Friedman Sarah M. Friedman	$10,000.00	1/1100

/s/ Sophie Friedman Sophie Friedman	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Abraham Galin Abraham Galin	$10,000.00	1/1100

/s/ Herman Galin Herman Galin	$10,000.00	1/1100

/s/ Morris Galowitz Morris Galowitz	$10,000.00	1/1100

/s/ Sol F. Garfein Sol F. Garfein	$10,000.00	1/1100

/s/ Sarah Geller Sarah Geller	$10,000.00	1/1100

/s/ Stephan Geosits Stephan Geosits	$10,000.00	1/1100

/s/ Hilda Ginsburg Hilda Ginsburg	$10,000.00	1/1100

/s/ Billie Gladstone Billie Gladstone	$10,000.00	1/1100

/s/ Jacob Gleicher Jacob Gleicher	$10,000.00	1/1100

/s/ Martha Goldstein Martha Goldstein	$10,000.00	1/1100

/s/ Anne Green Anne Green	$10,000.00	1/1100

/s/ Fred Greenberg Fred Greenberg	$10,000.00	1/1100

/s/ Fred B. Greer Fred B. Greer	$10,000.00	1/1100

/s/ Dorothy Gurney Dorothy Gurney	$10,000.00	1/1100

/s/ Edythe I. Haskill Edythe I. Haskill	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Claude G. Haugabook, Jr. Claude G. Haugabook, Jr.	$10,000.00	1/1100

/s/ Bernard Hellman Bernard Hellman	$10,000.00	1/1100

/s/ William A. Henkin William A. Henkin	$10,000.00	1/1100

/s/ Norman H. Herman Norman H. Herman	$10,000.00	1/1100

/s/ Morris Hinenburg Morris Hinenburg	$10,000.00	1/1100

/s/ Arthur S. Hirsch Arthur S. Hirsch	$10,000.00	1/1100

/s/ Jacob Hirsch Jacob Hirsch	$10,000.00	1/1100

/s/ Esther Hochberg Esther Hochberg	$10,000.00	1/1100

/s/ Edward J. Hyland Edward J. Hyland	$10,000.00	1/1100

/s/ Ellen Hymes Ellen Hymes	$10,000.00	1/1100

/s/ Alex Iarossi Alex Iarossi	$10,000.00	1/1100

/s/ Eve R. Kaplan Eve R. Kaplan	$10,000.00	1/1100

/s/ Doris Kaplan Doris Kaplan	$10,000.00	1/1100

/s/ Bessie G. Kartch Bessie G. Kartch	$10,000.00	1/1100

/s/ Bella Katz Bella Katz	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Charles J. Katz Charles J. Katz	$10,000.00	1/1100

/s/ Pearl Katz Pearl Katz	$10,000.00	1/1100

/s/ Theodore Katz Theodore Katz	$10,000.00	1/1100

/s/ Alex Katzman Alex Katzman	$10,000.00	1/1100

/s/ Allen Kaufman Allen Kaufman	$10,000.00	1/1100

/s/ Riva Kawa Riva Kawa	$10,000.00	1/1100

/s/ Albert Kessler Albert Kessler	$10,000.00	1/1100

/s/ Rose Kestecher Rose Kestecher	$10,000.00	1/1100

/s/ William Kisloff William Kisloff	$10,000.00	1/1100

/s/ Joseph Klein Joseph Klein	$10,000.00	1/1100

/s/ Lillian Korn Lillian Korn	$10,000.00	1/1100

/s/ Harvey M. Krueger Harvey M. Krueger	$10,000.00	1/1100

/s/ Isador Krueger Isador Krueger	$10,000.00	1/1100

/s/ Benjamin H. Lamel Benjamin H. Lamel	$10,000.00	1/1100

/s/ Ronald Lazar Ronald Lazar	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Theodore Lazar Theodore Lazar	$10,000.00	1/1100

/s/ Marjorie J. LeBar Marjorie J. LeBar	$10,000.00	1/1100

/s/ Sandor A. Levinson Sandor A. Levinson	$10,000.00	1/1100

/s/ Louis Levitan Louis Levitan	$10,000.00	1/1100

/s/ Joseph Levkov Joseph Levkov	$10,000.00	1/1100

/s/ Alvin W. Levy Alvin W. Levy	$10,000.00	1/1100

/s/ Lottie Lieberman Lottie Lieberman	$10,000.00	1/1100

/s/ Harold A. Linkow Harold A. Linkow	$10,000.00	1/1100

/s/ Helen F. Linton Helen F. Linton	$10,000.00	1/1100

/s/ Bertha Lipman Bertha Lipman	$10,000.00	1/1100

/s/ Abraham Livingston Abraham Livingston	$10,000.00	1/1100

/s/ Klaus P. Lohnberg Klaus P. Lohnberg	$10,000.00	1/1100

/s/ Shirley Manashaw Shirley Manashaw	$10,000.00	1/1100

/s/ Julius Mandl Julius Mandl	$10,000.00	1/1100

/s/ Mitchell P. Marcus Mitchell P. Marcus	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Herman Markbreiter Herman Markbreiter	$10,000.00	1/1100

/s/ Victoria Milberg Victoria Milberg	$10,000.00	1/1100

/s/ Benjamin Miller Benjamin Miller	$10,000.00	1/1100

/s/ Lilly Moldover Lilly Moldover	$10,000.00	1/1100

/s/ Bessie Moll Bessie Moll	$10,000.00	1/1100

/s/ Louis A. Montag Louis A. Montag	$10,000.00	1/1100

/s/ Pauline Moore Pauline Moore	$10,000.00	1/1100

/s/ Sadie Morgenlander Sadie Morgenlander	$10,000.00	1/1100

/s/ Clarie Narod Clarie Narod	$10,000.00	1/1100

/s/ Bessie Nathanson Bessie Nathanson	$10,000.00	1/1100

/s/ Morris Neiman Morris Neiman	$10,000.00	1/1100

/s/ Bernice Newberger Bernice Newberger	$10,000.00	1/1100

/s/ Benjamin Newman Benjamin Newman	$10,000.00	1/1100

/s/ Irving J. Nierenberg Irving J. Nierenberg	$10,000.00	1/1100

/s/ Yvette Nierenberg Yvette Nierenberg	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Maria Csiek Maria Csiek	$10,000.00	1/1100

/s/ Fanny Paul Fanny Paul	$10,000.00	1/1100

/s/ Julius H. Picker Julius H. Picker	$10,000.00	1/1100

/s/ Nancy Pisik Nancy Pisik	$10,000.00	1/1100

/s/ Nell Polkowitz Nell Polkowitz	$10,000.00	1/1100

/s/ Jacob Press Jacob Press	$10,000.00	1/1100

/s/ Margaret M. Proben Margaret M. Proben	$10,000.00	1/1100

/s/ Louis Rabinowitz Louis Rabinowitz	$10,000.00	1/1100

/s/ Helen Doris Rappaport Helen Doris Rappaport	$10,000.00	1/1100

/s/ Samuel Regenstreif Samuel Regenstreif	$10,000.00	1/1100

/s/ Albert P. Rosen Albert P. Rosen	$10,000.00	1/1100

/s/ Nellie Rosenberg Nellie Rosenberg	$10,000.00	1/1100

/s/ Gladys Rosenfeld Gladys Rosenfeld	$10,000.00	1/1100

/s/ Florence T. Roth Florence T. Roth	$10,000.00	1/1100

/s/ Isidore Rothstein Isidore Rothstein	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Musia Rubel Musia Rubel	$10,000.00	1/1100

/s/ Gertrude Ruskin Gertrude Ruskin	$10,000.00	1/1100

/s/ Harold Sager Harold Sager	$10,000.00	1/1100

/s/ Doris F. Schalk Doris F. Schalk	$10,000.00	1/1100

/s/ Karl Schoen Karl Schoen	$10,000.00	1/1100

/s/ Sidney Schreibstein Sidney Schreibstein	$10,000.00	1/1100

/s/ Lew Schulman Lew Schulman	$10,000.00	1/1100

/s/ Lois R. Schustar Lois R. Schustar	$10,000.00	1/1100

/s/ Bernard F. Schwartz Bernard F. Schwartz	$10,000.00	1/1100

/s/ Leonard Schwartz Leonard Schwartz	$10,000.00	1/1100

/s/ Sarah R. Schwartz Sarah R. Schwartz	$10,000.00	1/1100

/s/ Caroline Robinson Selden Caroline Robinson Selden	$10,000.00	1/1100

/s/ Louis G. Shapiro Louis G. Shapiro	$10,000.00	1/1100

/s/ Celia Sheinkopf Celia Sheinkopf	$10,000.00	1/1100

/s/ Sam Sheinkopf Sam Sheinkopf	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Mary Sher Mary Sher	$10,000.00	1/1100

/s/ Theresa Shrage Theresa Shrage	$10,000.00	1/1100

/s/ Saul Siff Saul Siff	$10,000.00	1/1100

/s/ Ruth L. Silbert Ruth L. Silbert	$10,000.00	1/1100

/s/ Beatrice Silver Beatrice Silver	$10,000.00	1/1100

/s/ Frances Silver Frances Silver	$10,000.00	1/1100

/s/ Philip Silverman Philip Silverman	$10,000.00	1/1100

/s/ Adele A. Silvers Adele A. Silvers	$10,000.00	1/1100

/s/ Lawrence M. Simms Lawrence M. Simms	$10,000.00	1/1100

/s/ Rose C. Simon Rose C. Simon	$10,000.00	1/1100

/s/ Ann Siskind Ann Siskind	$10,000.00	1/1100

/s/ Anne Solow Anne Solow	$10,000.00	1/1100

/s/ Morris Solow Morris Solow	$10,000.00	1/1100

/s/ Rose Sonnenblick Rose Sonnenblick	$10,000.00	1/1100

/s/ Sol Stanly Sol Stanly	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Norma Steele Norma Steele	$10,000.00	1/1100

/s/ Edythe Stele Edythe Stele	$10,000.00	1/1100

/s/ Raymond Steiner Raymond Steiner	$10,000.00	1/1100

/s/ Elsa Stern Elsa Stern	$10,000.00	1/1100

/s/ Mordecai Strigler Mordecai Strigler	$10,000.00	1/1100

/s/ Joseph Strum Joseph Strum	$10,000.00	1/1100

/s/ Sadie Sucoff /s/ Sadie Sucoff	$10,000.00	1/1100

/s/ Henry Taylor Henry Taylor	$10,000.00	1/1100

/s/ Esther Temko Esther Temko	$10,000.00	1/1100

/s/ Ruth Thalheimer Ruth Thalheimer	$10,000.00	1/1100

/s/ Beulah M. Tolk /s/ Beulah M. Tolk	$10,000.00	1/1100

/s/ Howard William Tolk Howard William Tolk	$10,000.00	1/1100

/s/ Ethel Van Camp Ethel Van Camp	$10,000.00	1/1100

/s/ Julia M. Vitkin Julia M. Vitkin	$10,000.00	1/1100

/s/ Irwin A. Vladimir Irwin A. Vladimir	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ William M. Walsh William M. Walsh	$10,000.00	1/1100

/s/ Jean Warshow Jean Warshow	$10,000.00	1/1100

/s/ Joseph Wasserman Estate of Joseph Wasserman by Milton W. Wasserman, Executor	$10,000.00	1/1100

/s/ Paul Wasserman Paul Wasserman	$10,000.00	1/1100

/s/ Rose Weinberg Rose Weinberg	$10,000.00	1/1100

/s/ Mildred Weinstein Mildred Weinstein	$10,000.00	1/1100

/s/ Mildred G. Weiss Mildred G. Weiss	$10,000.00	1/1100

/s/ Sidney J. Weissberg Sidney J. Weissberg	$10,000.00	1/1100

/s/ Betty Weissman Betty Weissman	$10,000.00	1/1100

/s/ Sidney A. Wien Sidney A. Wien	$10,000.00	1/1100

/s/ Annette Wilensky Annette Wilensky	$10,000.00	1/1100

/s/ Anna Wise Anna Wise	$10,000.00	1/1100

/s/ Louis R. Woelfel Louis R. Woelfel	$10,000.00	1/1100

/s/ Estelle Wolf Estelle Wolf	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ George Wolly George Wolly	$10,000.00	1/1100

/s/ Jacob Woolfe Jacob Woolfe	$10,000.00	1/1100

/s/ Esther Wouk Esther Wouk	$10,000.00	1/1100

/s/ Cassandra Penn Wright Cassandra Penn Wright	$10,000.00	1/1100

/s/ Edythe D. Zerman Edythe D. Zerman	$10,000.00	1/1100

/s/ Joseph Zuckerman Joseph Zuckerman	$10,000.00	1/1100

/s/ Marion Alfin Marion Alfin	$5,000.00	1/2200

/s/ Annruth Realty Corp. Ruth Freedman	$5,000.00	1/2200

/s/ Clare Bangel Clare Bangel	$5,000.00	1/2200

/s/ Maurice B. Bangel Maurice B. Bangel	$5,000.00	1/2200

/s/ Herman Berler Herman Berler	$5,000.00	1/2200

/s/ John Bezark John Bezark	$5,000.00	1/2200

/s/ Lola Bialer Lola Bialer	$5,000.00	1/2200

/s/ Wally Blaustein Wally Blaustein	$5,000.00	1/2200

/s/ Leon Bomstein Leon Bomstein	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Leon Brodkin Leon Brodkin	$5,000.00	1/2200

/s/ Sadie Brodkin Sadie Brodkin	$5,000.00	1/2200

/s/ Norman A. Bruml Norman A. Bruml	$5,000.00	1/2200

/s/ Frieda Bystritziki Frieda Bystritziki	$5,000.00	1/2200

/s/ Sophie K. Cahn Sophie K. Cahn	$5,000.00	1/2200

/s/ Mimi Casper Mimi Casper	$5,000.00	1/2200

/s/ Philip Casper Philip Casper	$5,000.00	1/2200

/s/ Armond E. Cohen Armond E. Cohen	$5,000.00	1/2200

/s/ Jacob Cohen Jacob Cohen	$5,000.00	1/2200

/s/ Michael Dondey Michael Dondey	$5,000.00	1/2200

/s/ Lois Dunn Lois Dunn	$5,000.00	1/2200

/s/ Martin S. Dworkin Martin S. Dworkin	$5,000.00	1/2200

/s/ Helen W. Falk Helen W. Falk	$5,000.00	1/2200

/s/ Michael Fendell Michael Fendell	$5,000.00	1/2200

/s/ Ida Fine Ida Fine	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Ethel V. Flashenberg Ethel V. Flashenberg	$5,000.00	1/2200

/s/ Pearl Forman Pearl Forman	$5,000.00	1/2200

/s/ Israel Francus Israel Francus	$5,000.00	1/2200

/s/ Arthur Fried Arthur Fried	$5,000.00	1/2200

/s/ Jerome Fried Jerome Fried	$5,000.00	1/2200

/s/ Edward I. Friedman Edward I. Friedman	$5,000.00	1/2200

/s/ Samuel Friedwald Samuel Friedwald	$5,000.00	1/2200

/s/ Miriam Galender Miriam Galender	$5,000.00	1/2200

/s/ George Julius Gans George Julius Gans	$5,000.00	1/2200

/s/ Lew Gans Lew Gans	$5,000.00	1/2200

/s/ Moe H. Garfinkel Moe H. Garfinkel	$5,000.00	1/2200

/s/ William J. A. Glancy William J. A. Glancy	$5,000.00	1/2200

/s/ Maxwell Goldstein Maxwell Goldstein	$5,000.00	1/2200

/s/ Jeanette Goltman Jeanette Goltman	$5,000.00	1/2200

/s/ Herbert J. Goodfriend Herbert J. Goodfriend	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Dorothy Goodman Dorothy Goodman	$5,000.00	1/2200

/s/ Paul Goodman Paul Goodman	$5,000.00	1/2200

/s/ Ella B. Gordon Ella B. Gordon	$5,000.00	1/2200

/s/ Kitty Grotsky Kitty Grotsky	$5,000.00	1/2200

/s/ Eva Gurvitz Eva Gurvitz	$5,000.00	1/2200

/s/ Claire I. Heifetz Claire I. Heifetz	$5,000.00	1/2200

/s/ Beatrice L. N. Helpern Beatrice L. N. Helpern	$5,000.00	1/2200

/s/ Milton Helpern Milton Helpern	$5,000.00	1/2200

/s/ Sally Hodges Sally Hodges	$5,000.00	1/2200

/s/ Leila P. Holleman Leila P. Holleman	$5,000.00	1/2200

/s/ Herbert Jaffe Herbert Jaffe	$5,000.00	1/2200

/s/ Max Jaffe Max Jaffe	$5,000.00	1/2200

/s/ Miriam R. Jainchill Miriam R. Jainchill	$5,000.00	1/2200

/s/ Nina Kaptchuk Nina Kaptchuk	$5,000.00	1/2200

/s/ Josephine Keenan Josephine Keenan	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Helen Kirsch Helen Kirsch	$5,000.00	1/2200

/s/ Ichabod M. Klasfeld Ichabod M. Klasfeld	$5,000.00	1/2200

/s/ H. Stephen Klein H. Stephen Klein	$5,000.00	1/2200

/s/ Ilse Kupferman Ilse Kupferman	$5,000.00	1/2200

/s/ Arthur E. Lager Arthur E. Lager	$5,000.00	1/2200

/s/ Bernard Lager Bernard Lager	$5,000.00	1/2200

/s/ Irwin Lager Irwin Lager	$5,000.00	1/2200

/s/ Max Lasher Max Lasher	$5,000.00	1/2200

/s/ Israel Aaron Laster Israel Aaron Laster	$5,000.00	1/2200

/s/ Matilda Laster Matilda Laster	$5,000.00	1/2200

/s/ Ivy C. Layne Ivy C. Layne	$5,000.00	1/2200

/s/ Mollie Levine Mollie Levine	$5,000.00	1/2200

/s/ Louis Levy Louis Levy	$5,000.00	1/2200

/s/ Dorothea Loverro Dorothea Loverro	$5,000.00	1/2200

/s/ Rose Maisel Rose Maisel	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Lillian Malins Lillian Malins	$5,000.00	1/2200

/s/ Harold H. May Harold H. May	$5,000.00	1/2200

/s/ Ida Merbaum Ida Merbaum	$5,000.00	1/2200

/s/ John A. Most John A. Most	$5,000.00	1/2200

/s/ Marian E. Murphy Marian E. Murphy	$5,000.00	1/2200

/s/ Charles Newman Charles Newman	$5,000.00	1/2200

/s/ Nancy B. Nightingale Nancy B. Nightingale	$5,000.00	1/2200

/s/ Mollie Nussbaum Mollie Nussbaum	$5,000.00	1/2200

/s/ Ann Pasternak Ann Pasternak	$5,000.00	1/2200

/s/ Albert Rauch Albert Rauch	$5,000.00	1/2200

/s/ Walter T. Romm Walter T. Romm	$5,000.00	1/2200

/s/ Lena Rosen Lena Rosen	$5,000.00	1/2200

/s/ Jennie Sabith Jennie Sabith	$5,000.00	1/2200

/s/ Vincent Salemme Vincent Salemme	$5,000.00	1/2200

/s/ Toby Saltzman Toby Saltzman	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Elaine F. Sancton Elaine F. Sancton	$5,000.00	1/2200

/s/ Florence Schnitzerling Florence Schnitzerling	$5,000.00	1/2200

/s/ Hyman Selnick Hyman Selnick	$5,000.00	1/2200

/s/ Auguste R. Shapiro Auguste R. Shapiro	$5,000.00	1/2200

/s/ Myra Siegelman Myra Siegelman	$5,000.00	1/2200

/s/ Marvin Spiegel Marvin Spiegel	$5,000.00	1/2200

/s/ Clara Stein Clara Stein	$5,000.00	1/2200

/s/ Pauline Streicher Pauline Streicher	$5,000.00	1/2200

/s/ Marvin M. Sugarman Marvin M. Sugarman	$5,000.00	1/2200

/s/ Rose G. Sugarman Rose G. Sugarman	$5,000.00	1/2200

/s/ K. Frances Sullivan K. Frances Sullivan	$5,000.00	1/2200

/s/ Sheila G. Temko Sheila G. Temko	$5,000.00	1/2200

/s/ Saul Teplitz Saul Teplitz	$5,000.00	1/2200

/s/ Esther Trupin Esther Trupin	$5,000.00	1/2200

/s/ Milton Trupin Milton Trupin	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Carl Ulanoff Carl Ulanoff	$5,000.00	1/2200

/s/ Sadie Wachtel Sadie Wachtel	$5,000.00	1/2200

/s/ Adele Warren Adele Warren	$5,000.00	1/2200

/s/ Lillian Weber Lillian Weber	$5,000.00	1/2200

/s/ Gertrude Wein Gertrude Wein	$5,000.00	1/2200

/s/ Cynthia Weisbard Cynthia Weisbard	$5,000.00	1/2200

/s/ Rose Weisbord Rose Weisbord	$5,000.00	1/2200

/s/ Lilyan Weissberg Lilyan Weissberg	$5,000.00	1/2200

/s/ Judith Wieder Judith Wieder	$5,000.00	1/2200

/s/ Frank Wilk Frank Wilk	$5,000.00	1/2200

/s/ Mildred F. Wincor Mildred F. Wincor	$5,000.00	1/2200

/s/ Isidor Wolman Isidor Wolman	$5,000.00	1/2200

/s/ Howard Young Howard Young	$5,000.00	1/2200

/s/ Fredaline Zifkin Fredaline Zifkin	$5,000.00	1/2200

Agent	Capital Contribution	Fractional Interest

/s/ Lawrence A. Wien Lawrence A. Wien	$1,825,000.00	365/2200

Participants

/s/ Lawco Realty Corporation Lawrence A. Wien, Pres.	$4,010,000.00	401/1100

/s/ Kirkeby Corporation Ralph E. Hannsman, V. Pres.	$1,670,000.00	167/1100

/s/ Colossus, Inc. Harry B. Helmsley, Pres.	$1,330,000.00	133/1100

Participants	Capital Contribution	Fractional Interest

/s/ Francis S. Levien Francis S. Levien	$670,000.00	67/1100

/s/ Maweco Industries, Inc. Martin Weiner, Pres.	$125,000.00	25/2200

/s/ Texstyle Dyeing & Printing Corporation Martin Weiner, Pres.	$125,000.00	25/2200

/s/ Mae L. Wien Mae L. Wien	$100,000.00	10/1100

/s/ Martin Weiner Realty Corporation Martin Weiner, Pres.	$90,000.00	9/1100

/s/ Charles Salkow Charles Salkow	$30,000.00	3/1100

/s/ Katherine K. Benoliel Katherine K. Benoliel	$20,000.00	2/1100

/s/ May Craig May Craig	$20,000.00	2/1100

/s/ Henry W. Klein Henry W. Klein	$20,000.00	2/1100

/s/ Mollie Lafer Mollie Lafer	$20,000.00	2/1100

/s/ Alvin S. Lane Alvin S. Lane	$20,000.00	2/1100

Participants	Capital Contribution	Fractional Interest

/s/ Franz Rupp Franz Rupp	$20,000.00	2/1100

/s/ Esther Wein Esther Wein	$20,000.00	2/1100

/s/ Ellen M. Wien Ellen M. Wien	$20,000.00	2/1100

/s/ Eleanor Benjamin Eleanor Benjamin	$15,000.00	3/2200

/s/ Matilda Irving Matilda Irving	$15,000.00	3/2200

/s/ Mortimer E. Wien Mortimer E. Wein	$15,000.00	3/2200

/s/ George Abrash George Abrash	$10,000.00	1/1100

/s/ Regina Ackerman Regina Ackerman	$10,000.00	1/1100

/s/ Isaac Axenzow Isaac Axenzow	$10,000.00	1/1100

/s/ Bessie Barnett Bessie Barnett	$10,000.00	1/1100

/s/ Nancy Beitler Nancy Beitler	$10,000.00	1/1100

/s/ Julius Belikoff Julius Belikoff	$10,000.00	1/1100

/s/ Peter A. Benoliel Peter A. Benoliel	$10,000.00	1/1100

/s/ Bertram H. Birkhahn Bertram H. Birkhahn	$10,000.00	1/1100

/s/ Marian Blank Marian Blank	$10,000.00	1/1100

/s/ Samuel Carolin Samuel Carolin	$10,000.00	1/1100

/s/ Anita Child Anita Child	$10,000.00	1/1100

/s/ Carmelo Cimillo Carmelo Cimillo	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Jesse M. Claman Jesse M. Claman	$10,000.00	1/1100

/s/ Anne L. Clark Anne L. Clark	$10,000.00	1/1100

/s/ Theresa L. Cutler Theresa L. Cutler	$10,000.00	1/1100

/s/ John D. Dambassis John D. Dambassis	$10,000.00	1/1100

/s/ Samuel S. Dworkin Samuel S. Dworkin	$10,000.00	1/1100

/s/ Frank Gelber Frank Gelber	$10,000.00	1/1100

/s/ Jacob Goldberg Jacob Goldberg	$10,000.00	1/1100

/s/ Demosthenes Hadjiyannakis Demosthenes Hadjiyannakis	$10,000.00	1/1100

/s/ Beatrice R. Hammond Beatrice R. Hammond	$10,000.00	1/1100

/s/ Florence Koslow Florence Koslow	$10,000.00	1/1100

/s/ Theodore Lazar Theodore Lazar	$10,000.00	1/1100

/s/ Louis A. Ledwitz Louis A. Ledwitz	$10,000.00	1/1100

/s/ Priscilla C. Levin Priscilla C. Levin	$10,000.00	1/1100

/s/ Sidney S. Littman Sidney S. Littman	$10,000.00	1/1100

/s/ Betty Ann Losch Betty Ann Losch	$10,000.00	1/1100

/s/ Minnie Lyons Minnie Lyons	$10,000.00	1/1100

/s/ George L. Marks George L. Marks	$10,000.00	1/1100

/s/ Selim Marks Selim Marks	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Elias Meltzer Elias Meltzer	$10,000.00	1/1100

/s/ Serge Mignocchi Serge Mignocchi	$10,000.00	1/1100

/s/ Edthye Novak Edythe Novak	$10,000.00	1/1100

/s/ Ethel I. Pemstein Ethel I. Pemstein	$10,000.00	1/1100

/s/ Rose Raff Rose Raff	$10,000.00	1/1100

/s/ Constantine Ramsay Constantine Ramsay	$10,000.00	1/1100

/s/ Julius Rosenberg Julius Rosenberg	$10,000.00	1/1100

/s/ Herbert S. Salzberg Herbert S. Salzberg	$10,000.00	1/1100

/s/ Irving Schneider Irving Schneider	$10,000.00	1/1100

/s/ Irving Serwer Irving Serwer	$10,000.00	1/1100

/s/ Sam Shapiro Sam Shapiro	$10,000.00	1/1100

/s/ Henry L. Shuldener Henry L. Shuldener	$10,000.00	1/1100

/s/ Alvin A. Sopkin Alvin A. Sopkin	$10,000.00	1/1100

/s/ Ralph H. Stahl Ralph H. Stahl	$10,000.00	1/1100

/s/ Sidney A. Wien Sidney A. Wien	$10,000.00	1/1100

/s/ Benjamin Wolfson Benjamin Wolfson	$10,000.00	1/1100

/s/ Morris Wolfson Morris Wolfson	$10,000.00	1/1100

/s/ Anna Zeluck Anna Zeluck	$10,000.00	1/1100

Participants	Capital Contribution	Fractional Interest

/s/ Helen H. Zinov Helen H. Zinov	$10,000.00	1/1100

/s/ Adolph Abrahams Adolph Abrahams	$5,000.00	1/2200

/s/ Rae Amzel Rae Amzel	$5,000.00	1/2200

/s/ Abou S. Bailis Abou S. Bailis	$5,000.00	1/2200

/s/ Nettie Bailis Nettie Bailis	$5,000.00	1/2200

/s/ Sabine Baumgarten Sabine Baumgarten	$5,000.00	1/2200

/s/ Abraham Berger Abraham Berger	$5,000.00	1/2200

/s/ Esther Bigeleisen Esther Bigeleisen	$5,000.00	1/2200

/s/ Charles Birnbaum Charles Birnbaum	$5,000.00	1/2200

/s/ Morton Blam Morton Blam	$5,000.00	1/2200

/s/ Alice Bradley Alice Bradley	$5,000.00	1/2200

/s/ Helen R. Breyer Helen R. Breyer	$5,000.00	1/2200

/s/ Dorothy E. Bykowsky Dorothy E. Bykowsky	$5,000.00	1/2200

/s/ Henry B. Dubins Henry B. Dubins	$5,000.00	1/2200

/s/ Sidney Eichenholz Sidney Eichenholz	$5,000.00	1/2200

/s/ Eveline Pelsten Eveline Pelsten	$5,000.00	1/2200

/s/ Pearl Forman Pearl Forman	$5,000.00	1/2200

/s/ Pearl Fox Pearl Fox	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Sadye Gardner Sadye Gardner	$5,000.00	1/2200

/s/ Irene Gerber Irene Gerber	$5,000.00	1/2200

/s/ Anna Givant Anna Givant	$5,000.00	1/2200

/s/ Lawrence Green Lawrence Green	$5,000.00	1/2200

/s/ Sadye L. Green Sadye L. Green	$5,000.00	1/2200

/s/ Dorothy Guthartz Dorothy Guthartz	$5,000.00	1/2200

/s/ Margaret G. Horneffer Margaret G. Horneffer	$5,000.00	1/2200

/s/ Sylvia W. Isberg Sylvia W. Isberg	$5,000.00	1/2200

/s/ Sophie Karmen Sophie Karmen	$5,000.00	1/2200

/s/ Bessie Kaye Bessie Kaye	$5,000.00	1/2200

/s/ Morris Kleinman Morris Kleinman	$5,000.00	1/2200

/s/ Lena Kramarow Lena Kramarow	$5,000.00	1/2200

/s/ May F. Kratenstein May F. Kratenstein	$5,000.00	1/2200

/s/ Felix Krell Felix Krell	$5,000.00	1/2200

/s/ Michael Krull Michael Krull	$5,000.00	1/2200

/s/ Abraham Laibson Abraham Laibson	$5,000.00	1/2200

/s/ Syd H. Landau Syd H. Landau	$5,000.00	1/2200

/s/ Bessie Lazarowitz Bessie Lazarowitz	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Louis Levy Louis Levy	$5,000.00	1/2200

/s/ Bertha Lipman Bertha Lipman	$5,000.00	1/2200

/s/ Samuel H. Mahler Samuel H. Mahler	$5,000.00	1/2200

/s/ Peter L. Malkin Peter L. Malkin	$5,000.00	1/2200

/s/ Marie R. Marcus Marie R. Marcus	$5,000.00	1/2200

/s/ Myron H. Meyer Myron H. Meyer	$5,000.00	1/2200

/s/ Edward D. Moldover Edward D. Moldover	$5,000.00	1/2200

/s/ Simon Nusbaum Simon Nusbaum	$5,000.00	1/2200

/s/ Aron Nussbaum Aron Nussbaum	$5,000.00	1/2200

/s/ Kathy H. O’Donnell Kathy H. O’Donnell	$5,000.00	1/2200

/s/ Sadie Pepper Sadie Pepper	$5,000.00	1/2200

/s/ William Rems William Rems	$5,000.00	1/2200

/s/ Moe Resnick Moe Resnick	$5,000.00	1/2200

/s/ Sophie Resnick Sophie Resnick	$5,000.00	1/2200

/s/ Fae Rieger Fae Rieger	$5,000.00	1/2200

/s/ Tillie Robbins Tillie Robbins	$5,000.00	1/2200

/s/ Rosalie U. Rosenberger Rosalie U. Rosenberger	$5,000.00	1/2200

/s/ Mary K. Rosenthal Mary K. Rosenthal	$5,000.00	1/2200

Participants	Capital Contribution	Fractional Interest

/s/ Joseph Rothstein Joseph Rothstein	$5,000.00	1/2200

/s/ Dorothy Sassower Dorothy Sassower	$5,000.00	1/2200

/s/ Rebecca Sassower Rebecca Sassower	$5,000.00	1/2200

/s/ Mamie Schauer Mamie Schauer	$5,000.00	1/2200

/s/ Mortimer L. Schultz Mortimer L. Schultz	$5,000.00	1/2200

/s/ Lillian Shapiro Lillian Shapiro	$5,000.00	1/2200

/s/ Louis Singer Louis Singer	$5,000.00	1/2200

/s/ Olive C. Singer Olive C. Singer	$5,000.00	1/2200

/s/ Fred Spigel Fred Spigel	$5,000.00	1/2200

/s/ Dorothy L. Stock Dorothy L. Stock	$5,000.00	1/2200

/s/ Gertrude Tarrasch Gertrude Tarrasch	$5,000.00	1/2200

/s/ Pearl Weissberg Pearl Weissberg	$5,000.00	1/2200

/s/ Irving J. Yulman Irving J. Yulman	$5,000.00	1/2200